UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 3, 2014

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition

The Company is providing the following statement:
Since July 21st, Yum! Brands’ China division has experienced a significant, negative impact to sales at both KFC and Pizza Hut following adverse publicity regarding improper food handling practices by former supplier, Shanghai Husi, a division of OSI.  As such, China division same-store sales for the third quarter ended August 31st are now estimated to be approximately -13% versus prior year.  While sales are beginning to rebound, they continue to be negative.  Our brands have proven resilient over time and we expect this to be the case with this situation as well.
As previously reported, we will provide updated guidance on our expected full-year EPS growth on our third-quarter earnings call.  The company plans to vigorously pursue legal action against OSI and Husi to recover damages from the incident.
This announcement and any related announcements may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected. Factors that can cause our actual results to differ materially include, but are not limited to: food safety and food borne-illness issues; changes in economic conditions, consumer preferences, tax rates and laws and the regulatory environment, as well as increased competition and other risks in China, where a significant and growing portion of our restaurants are located; changes in economic and political conditions in the other countries outside the US where we operate; the impact or threat of any widespread illness or outbreaks of viruses or other diseases; our ability to protect the integrity and security of individually identifiable data of our customers and employees; our ability to secure and maintain distribution and adequate supply to our restaurants; the success of our international development strategy; commodity, labor and other operating costs; the continued viability and success of our franchise and license operators; consumer preferences and perceptions of our brands; the impact of social media; a potential suspension of the Chinese affiliate of our independent auditor; pending or future litigation and legal claims or proceedings; changes in or noncompliance with government regulations; tax matters, including disagreements with taxing authorities; significant changes in global economic conditions, including consumer spending, consumer confidence and unemployment; and competition within the retail food industry, including with respect to price and quality of food products, new product development, advertising levels and promotional initiatives, customer service, reputation, restaurant location, and attractiveness and maintenance of properties. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K) for additional detail about factors that could affect our financial and other results. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We are not undertaking to update any of these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	September 3, 2014	/s/ David E. Russell
Vice President, Finance and Corporate Controller